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                                                                 EXHIBIT 10.8a


                               THIRD AMENDMENT TO
                           DATA PROCESSING AGREEMENT

     The Third Amendment ("Third Amendment") is effective as of the 17th day of December, 1993 ("Amendment Effective Date") and amends and supplements that certain Data Processing Agreement ("Agreement") dated as of the first day of January, 1992 by and between SYSTEMATICS FINANCIAL SERVICES, INC. ("SI") and UNITED SAVINGS ASSOCIATION OF TEXAS FSB ("CLIENT")

                              W I T N E S S E T H:

     WHEREAS, CLIENT and SI desire to modify the term of Exhibit H to the Agreement.

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties agree as follows:


1. Section 2, TERM of Exhibit H to the Agreement shall be amended in its entirety as follows:

                 "2.          TERM.

                              The Effective Date of this Exhibit is January 1, 1992 and the Expiration Date is March 31, 1994. CLIENT may terminate the services to be provided pursuant to this Exhibit only if it terminates both CLCS support personnel and CLCS Processing Services with at least six (6) months written notice received by SI prior to March 31, 1994. If no notice is received, this Agreement will become coterminous with the Agreement and will expire on August 31, 1996."

2. Section 4.2 (c) , of Exhibit H to the Agreement shall be amended in its entirety as follows:

                "4.2         (c)  If  CLIENT  provides  required  written
                                  notice and elects to have CLCS processing conclude September 30, 1994 or in the event both CLCS Support and CLCS Processing services are not terminated prior to August
                                  31, 1996, SI agrees that CLIENT is not
                                  obligated to reimburse SI in accordance with either 4.2 (a) or 4.2 (b) of this Exhibit H.

3. All terms and conditions of the Agreement not amended herein remain in full force and effect.





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     IN WITNESS WHEREOF, parties have executed this Third Amendment by their
DULY authorized representatives as of the Amendment Effective Date.




SYSTEMATICS FINANCIAL                  UNITED SAVINGS ASSOCIATION
   SERVICES, INC.                      OF TEXAS FSB


By:          /s/Larry Snaufer          By:    /s/Leslie H. Green
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Name:        Larry Snaufer             Name:  Les Green
             ----------------------           ---------------------

Title:       Vice President            Title: Sr. Vice President
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Date:        12/29/93                  Date:  12/29/93
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ATTESTED:

By:          /s/Verne Vander Schoor    By:    /s/Rick Hare
             ----------------------           ---------------------

Name:        Verne Vander Schoor       Name:  Rick Hare
             ----------------------           ---------------------

Title:       Account Manager           Title: Vice President
             ----------------------           ---------------------

Date:        12/29/93                  Date:  12/29/93
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